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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) October 16, 2000
                                                    --------------------


                             Heritage Commerce Corp
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              CA                          00-23877                    77-0469558
-------------------------------     ---------------------       ----------------------
(State of other jurisdiction of       (Commission File             (IRS Employer
         incorporation)                    Number)               Identification No.)

       150 Almaden Blvd., San Jose, CA                             95113
     ----------------------------------------                -----------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code      (408) 947-6900

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On October 1, 2000, Heritage Commerce Corp completed a merger with Western Holdings Bancorp, a California corporation and a registered bank holding company under the Bank Holding Company Act of 1956, and of Western Holding Bancorp's subsidiary bank, Bank of Los Altos, a California state-chartered commercial bank which was accounted for as a pooling of interests. Western Holdings Bancorp and Bank of Los Altos are both headquartered in Los Altos, California. See the attached press release (exhibit 99) for further information. Western Holdings Bancorp was previously owned by approximately 94 individual shareholders. The consideration for merger was approximately $40.9 million. Pursuant to the terms of the Agreement of Merger, each share of Western Holdings Bancorp Common Stock will be exchanged for 1.2264 shares of Heritage Commerce Corp Stock. Bank of Los Altos will continue to operate its three offices as a separate bank subsidiary of Heritage Commerce Corp. No prior material relationship existed between Heritage Commerce Corp and Western Holdings Bancorp or any of their respective directors and officers or their associates.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

        The audited financial statements of Western Holdings Bancorp, including a balance sheet and income statement as of and for the years ended December 31, 1999 and 1998, are incorporated by reference from the financial statement pages of the Company's registration statement on Form S-4, Registration No. 333-40384, and the unaudited interim balance sheet and income statement as of and for the six-month period ended June 30, 2000, are included in this filing as a financial statement exhibit.

(b) Pro Forma Financial Information.

        The unaudited historical and pro forma condensed combined financial statements of Heritage Commerce Corp and Western Holdings Bancorp, including the pro forma condensed combined income statements of the years ended December 31, 1999, 1998, and 1997, are incorporated by reference from the financial statement pages of the Company's registration statement on Form S-4, Registration No. 333-40384, and the unaudited pro forma condensed combined balance sheet as of June 30, 2000, and the pro forma condensed combined income statement for the six-month period ended June 30, 2000, are included in this filing as a financial statement exhibit.



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

(c) Exhibits.

         No.   Description

         2. Agreement and Plan of Merger and Reorganization dated as of May 9, 2000 between Heritage Commerce Corp and Western Holdings Bancorp (incorporated by reference from Annex A of the registration statement on Form S-4, Registration No. 333-40384, filed with the Commission on June 29, 2000)

         23.1  Consent of Arthur Andersen LLP

         23.2  Consent of PricewaterhouseCoopers LLP

         99.   Press release issued by Heritage Commerce Corp on October 2, 2000


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this current report to be signed on its behalf by the undersigned duly authorized person.


         Date:   October 16, 2000              Heritage Commerce Corp


                                               By:   /s/ Brad Smith
                                                  -----------------------------
                                                   Its Chairman and Chief
                                                   Executive Officer



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


                       UNAUDITED HISTORICAL AND PRO FORMA
                     CONDENSED COMBINED FINANCIAL STATEMENTS

             The following unaudited pro forma condensed combined balance sheet at June 30, 2000, and pro forma condensed combined statements of income for the six-month period ended June 30, 2000, combine the historical balance sheets of Heritage Commerce Corp and Western Holdings Bancorp as if the Merger had been effective on June 30, 2000, and the income statements of Heritage Commerce Corp and Western Holdings Bancorp as if the Merger had been effective on the beginning of each period presented. Under the terms of the merger agreement, Western Holdings Bancorp shareholders will receive 1.2264 shares of Heritage Commerce Corp common stock for each share of Western Holdings Bancorp common stock. The merger will be accounted for as a pooling of interests. The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable under the circumstances.

             These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Heritage Commerce Corp and the historical financial statements and related notes thereto of Western Holdings Bancorp incorporated by reference in this document. The unaudited pro forma condensed combined statements of income are not necessarily indicative of operating results which would have been achieved had the Merger been consummated as of the beginning of the first period presented and should not be construed as representative of future operations.



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

           Heritage and Western Holdings Unaudited Pro Forma Condensed
                   Combined Balance Sheet As of June 30, 2000


                                                                                      WESTERN                       PRO FORMA
(DOLLARS IN THOUSANDS)                                                 HERITAGE       HOLDINGS     ADJUSTMENTS(1)    COMBINED
                                                                       ---------      ---------    --------------   ---------
ASSETS:
Cash and due from banks .............................................. $  30,680      $  13,941      $  (1,345)     $  43,276
Federal funds sold ...................................................    85,600          5,600             --         91,200
                                                                       ---------      ---------      ---------      ---------
   Total cash and cash equivalents ...................................   116,280         19,541         (1,345)       134,476
Securities available-for-sale, at fair value .........................    33,087         46,342             --         79,429
Securities held to maturity, at amortized cost .......................    12,812          9,291             --         22,103
Loan held for sale, at fair value ....................................    27,620             --             --         27,620
Loans, net of deferred fees ..........................................   371,373        150,165             --        521,538
Allowance for probable loan losses ...................................    (6,000)        (1,738)            --         (7,738)
                                                                       ---------      ---------      ---------      ---------
   Loans, net ........................................................   365,373        148,427             --        513,800
Premises and equipment, net ..........................................     3,420          3,087             --          6,507
Accrued interest receivable and other assets .........................     9,230          3,620             --         12,850
Other investments ....................................................    13,145          3,020             --         16,165
                                                                       ---------      ---------      ---------      ---------
      Total .......................................................... $ 580,967      $ 233,328      $  (1,345)     $ 812,950
                                                                       =========      =========      =========      =========


LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:
   Deposits
      Demand, noninterest bearing .................................... $ 157,177      $  47,655      $      --      $ 204,832
      Demand, interest bearing .......................................    12,461         38,081             --         50,542
      Savings and money market .......................................   154,291         68,818             --        223,109
      Time deposits, under $100,000 ..................................    58,781         21,654             --         80,435
      Time deposits, $100,000 and over ...............................   135,765         42,562             --        178,327
                                                                       ---------      ---------      ---------      ---------
   Total deposits ....................................................   518,475        218,770             --        737,245
   Accrued interest payable and other liabilities ....................     8,449          1,325             --          9,774
   Mandatorily redeemable cumulative trust preferred securities of
      Subsidiary Grantor Trust .......................................     7,000             --             --          7,000
                                                                       ---------      ---------      ---------      ---------
   Total liabilities .................................................   533,924        220,095             --        754,019
                                                                       ---------      ---------      ---------      ---------
Commitments and contingencies
Shareholders' equity:
   Preferred stock, no par value; ....................................        --             --             --             --
   Common stock, no par value; .......................................    41,570         10,214             --         51,784
   Additional paid in capital ........................................       146             --             --            146
   Accumulated other comprehensive loss, net of taxes ................      (167)        (1,139)            --         (1,306)
   Retained earnings .................................................     5,494          4,158         (1,345)         8,307
                                                                       ---------      ---------      ---------      ---------
   Total shareholders' equity ........................................    47,043         13,233         (1,345)        58,931
                                                                       ---------      ---------      ---------      ---------
      Total .......................................................... $ 580,967      $ 233,328      $  (1,345)     $ 812,950
                                                                       =========      =========      =========      =========



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

           Heritage and Western Holdings Unaudited Pro Forma Condensed Combined Statements of Income Six Months Ended June 30, 2000

                                                                                           WESTERN                        PRO FORMA
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)                             HERITAGE         HOLDINGS      ADJUSTMENTS       COMBINED
                                                                         -----------     -----------     -----------     -----------
INTEREST INCOME:
Loans, including fees ..............................................     $    18,390     $     6,663     $        --     $    25,053
Investment securities ..............................................           1,379           1,588              --           2,967
Other interest income ..............................................           1,787             498              --           2,285
                                                                         -----------     -----------     -----------     -----------
   Total interest income ...........................................          21,556           8,749              --          30,305
                                                                         -----------     -----------     -----------     -----------
INTEREST EXPENSE:
Deposits ...........................................................           7,580           2,945              --          10,525
Other ..............................................................             215              39              --             254
                                                                         -----------     -----------     -----------     -----------
   Total interest expense ..........................................           7,795           2,984              --          10,779
                                                                         -----------     -----------     -----------     -----------
Net interest income before provision for probable loan losses ......          13,761           5,765              --          19,526
Provision for probable loan losses .................................             984             230              --           1,214
                                                                         -----------     -----------     -----------     -----------
Net interest income after provision for probable loan losses .......          12,777           5,535              --          18,312

NONINTEREST INCOME:
Service charges on deposit accounts ................................             209             132              --             341
Other operating income .............................................             666             316              --             982
                                                                         -----------     -----------     -----------     -----------
   Total noninterest income ........................................             875             448              --           1,323

NONINTEREST EXPENSE:
Salaries and employee benefits .....................................           6,677           2,317              --           8,994
Occupancy expense ..................................................             654             403              --           1,057
Equipment expense ..................................................             456             250              --             706
Other operating expense ............................................           2,978           1,281              --           4,259
                                                                         -----------     -----------     -----------     -----------
   Total noninterest expense .......................................          10,765           4,251              --          15,016
                                                                         -----------     -----------     -----------     -----------
Income before income tax ...........................................           2,887           1,732              --           4,619
Provision for income taxes .........................................           1,040             573              --           1,613
                                                                         -----------     -----------     -----------     -----------
Net income .........................................................     $     1,847     $     1,159     $        --     $     3,006
                                                                         ===========     ===========     ===========     ===========

EARNINGS PER SHARE:(2)
Basic ..............................................................     $      0.26     $      0.42     $        --     $      0.29
Diluted ............................................................     $      0.24     $      0.40     $        --     $      0.27
Weighted average common shares outstanding-Basic ...................       7,088,480       2,746,214         621,743      10,456,437
Weighted average common shares outstanding-Diluted .................       7,501,820       2,906,421         658,014      11,066,255



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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



(1) Merger Costs

        The following table reflects all nonrecurring incurred and estimated merger-related costs of Heritage and Western Holdings. Estimated merger costs are included on the June 30, 2000 unaudited pro forma condensed combined balance sheets as a reduction to shareholders' equity net of the related tax benefit. Estimated merger costs will be charged to expense as incurred. These merger costs are summarized below:

                                     HERITAGE   WESTERN HOLDINGS     TOTAL
                                    ----------  ----------------  ----------
Financial advisory ............     $   50,000     $  500,000     $  550,000
Professional fees .............        255,000        100,000        355,000
Printing ......................         65,000         20,000         85,000
Other .........................             --      1,080,000      1,080,000
                                    ----------     ----------     ----------
Subtotal ......................     $  370,000     $1,700,000     $2,070,000
                                    ==========     ==========
Estimated tax benefit .........                                      725,000
                                                                  ----------
Total .........................                                   $1,345,000
                                                                  ==========


(2) Common Stock

        Heritage and Western Holdings combined earnings per share and outstanding shares are calculated as the historical Heritage weighted average shares plus the historical Western Holdings weighted average shares adjusted for the assumed conversion ratio of 1.2264.



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


                                  EXHIBIT INDEX

   No.         Description
   ---         -----------
   23.1        Consent of Arthur Andersen LLP

   23.2        Consent of PricewaterhouseCoopers LLP

   99.         Press release by Heritage Commerce Corp on October 2, 2000



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